Exhibit 99

MORTGAGE SECURITIES AND LOANS COLLATERALIZING MORTGAGE SECURITIES

As of September 30, 2005

Table 1 – Summary of Securitizations (dollars in thousands)

		Loan Collateral
						Remaining
						Prepayment
						Penalty	Asset-Backed Bonds
						Period		Weighted
				Weighted		(in years)		Average	Estimated
Securitization	Issue	Original	Current	Average	Prepayment	for Loans w/	Remaining	Interest	Months
Trust	Date	Principal	Principal	Coupon	Penalty	Penalty	Principal	Rate	to Call

NMFT 2000-1	3/31/2000	$ 230,138	$ 16,441	10.2%	-	-	$ 15,628	4.82%	-
NMFT 2000-2	9/28/2000	339,688	22,846	10.3%	4%	-	21,864	5.50%	-
NMFT 2001-1	3/31/2001	415,067	40,644	10.2%	39%	0.14	39,657	4.24%	-
NMFT 2001-2	9/25/2001	800,033	88,959	9.7%	40%	0.34	85,482	4.27%	5
NMFT 2002-1	3/28/2002	499,998	71,135	9.1%	40%	0.52	67,578	4.25%	10
NMFT 2002-2	6/28/2002	310,000	49,970	9.2%	38%	0.58	47,222	4.28%	13
NMFT 2002-3	9/27/2002	750,003	142,412	8.4%	30%	0.57	137,427	4.34%	16
NMFT 2003-1	2/27/2003	1,300,141	322,622	8.0%	54%	0.72	280,755	4.94%	24
NMFT 2003-2	6/12/2003	1,499,998	407,505	7.8%	56%	0.94	388,755	4.74%	28
NMFT 2003-3	9/16/2003	1,499,374	574,476	7.5%	62%	1.04	551,976	4.59%	36
NMFT 2003-4	11/20/2003	1,499,732	661,304	7.4%	60%	0.89	643,305	4.56%	29
NMFT 2004-1	3/11/2004	1,750,000	882,462	7.5%	79%	0.83	859,711	4.34%	31
NMFT 2004-2	6/16/2004	1,399,999	791,445	7.4%	78%	1.00	766,245	4.37%	33
NMFT 2004-3	9/9/2004	2,199,995	1,412,755	7.7%	79%	1.13	1,368,755	4.42%	34
NMFT 2004-4	11/18/2004	2,500,000	1,786,866	7.6%	75%	1.00	1,755,617	4.37%	38
NMFT 2005-1	2/22/2005	2,100,000	1,753,705	7.6%	70%	1.10	1,727,455	4.20%	44
NMFT 2005-2	5/27/2005	1,799,992	1,683,971	7.7%	67%	1.27	1,674,979	4.17%	49
NMFT 2005-3	9/22/2005	1,989,468	1,978,893	7.5%	65%	1.37	2,422,924	4.13%	53
Total		$ 22,883,626	$12,688,411	7.7%	69%	1.08	$ 12,855,335	4.32%

MORTGAGE SECURITIES AND LOANS COLLATERALIZING MORTGAGE SECURITIES

As of September 30, 2005

Table 2 — Loans Collateralizing Mortgage Securities by FICO Score

(dollars in thousands)

FICO Score	Current Principal	Weighted Average Coupon	Original Weighted Average Loan-to-Value
FICO score not available	$ 4,914	7.9%	69.2%
540 and below	990,913	8.9%	78.1%
540 to 579	2,028,429	8.4%	79.5%
580 to 619	2,472,673	7.9%	82.2%
620 to 659	2,938,643	7.4%	82.5%
660 and above	4,252,839	7.1%	83.1%
	$ 12,688,411	7.7%	81.8%

Table 3 — Loans Collateralizing Mortgage Securities by Geographic Concentration

Percent of Current Principal

Collateral Location
California	18%
Florida	18%
Texas	5%
Virginia	4%
Ohio	4%
All other states	51%
Total	100%

Table 4 — Loans Collateralizing Mortgage Securities

Carrying Value of Loans by Product/Type (in thousands)

Product/Type
2-Year Fixed	$ 7,312,971
2-Year Fixed Interest-only	1,593,151
3-Year Fixed	465,634
3-Year Fixed Interest-only	94,238
5-Year Fixed	80,206
5-Year Fixed Interest-only	47,082
15-Year Fixed	429,265
30-Year Fixed	2,106,031
30-Year Fixed Interest-only	36,593
Other Products	523,240
Outstanding principal	$ 12,688,411
Fair value of retained mortgage securities	$ 541,948

MORTGAGE LOANS HELD-FOR-SALE AND HELD-IN-PORTFOLIO

As of September 30, 2005

Table 1 — Mortgage Loans by FICO Score

(dollars in thousands)

FICO Score	Current Principal	Weighted Average Coupon	Original Weighted Average Loan-to-Value
Held-for-sale:
FICO score not available	$ 1,134	9.7%	74.0%
540 and below	92,061	8.9%	79.1%
540 to 579	166,576	8.4%	81.4%
580 to 619	257,778	7.8%	82.5%
620 to 659	283,989	7.4%	82.5%
660 and above	382,318	6.9%	81.8%
	$ 1,183,856	7.6%	81.8%

Held-in-portfolio:
FICO score not available	$ 7,934	10.4%	70.9%
540 and below	5,646	10.5%	78.7%
540 to 579	7,202	10.1%	79.9%
580 to 619	10,210	9.8%	83.8%
620 to 659	7,142	9.7%	80.7%
660 and above	4,364	9.4%	80.0%
	$ 42,498	10.0%	79.1%

Table 2 — Mortgage Loans by Geographic Concentration

Percent of Current Principal

Collateral Location	Held-for-sale
California	19%
Florida	17%
Virginia	5%
Maryland	5%
Ohio	4%
All other states	50%
Total	100%

Collateral Location	Held-in-portfolio
Florida	11%
Indiana	7%
Texas	7%
California	6%
North Carolina	6%
All other states	63%
Total	100%